Exhibit 99.1

K&S Corporate Headquarters Kulicke & Soffa Pte Ltd 23A Serangoon North Ave 5 #01-01, Singapore 554369
+65-6880-9600 main +65-6880-9580 fax www.kns.com Co. Regn. No. 199902120H

Kulicke & Soffa Reports Fourth Quarter 2019 Results
Singapore – November 14, 2019 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa”, “K&S” or the “Company”), today announced financial results of its fourth fiscal quarter ended September 28, 2019. The Company reported fourth quarter net revenue of $139.8 million, net income of $6.4 million and non-GAAP net income of $9.3 million.
During its fourth fiscal quarter, K&S repurchased $15.0 million of common stock in open market transactions at an average price of $22.37 per share. The Company also recorded a quarterly dividend equivalent to $0.12 per share during its fourth fiscal quarter.

Quarterly Results - U.S. GAAP
	Fiscal Q4 2019	Change vs. Fiscal Q4 2018	Change vs. Fiscal Q3 2019
Net Revenue	$139.8 million	down 24.3%	up 10%
Gross Profit	$65.4 million	down 23.8%	up 11.2%
Gross Margin	46.8%	up 40 bps	up 60 bps
Income from Operations	$7.7 million	down 68.7%	up 327.8%
Operating Margin	5.5%	down 780 bps	up 410 bps
Net Income	$6.4 million	down 78.4%	up 392.3%
Net Margin	4.6%	down 1140 bps	up 360 bps
EPS – Diluted	$0.10	down 76.7%	up 400%
Quarterly Results - Non-GAAP

	Fiscal Q4 2019	Change vs. Fiscal Q4 2018	Change vs. Fiscal Q3 2019
Income from Operations	$11.2 million	down 59%	up 160.5%
Operating Margin	8.0%	down 670 bps	up 470 bps
Net Income	$9.3 million	down 70.1%	up 158.3%
Net Margin	6.7%	down 1020 bps	up 390 bps
EPS - Diluted	$0.14	down 68.9%	up 133.3%
* A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of non-GAAP Financial Results” section.

Despite broader macro and industry headwinds through fiscal 2019, the Company maintained an aggressive pace of R&D investment, increased the competitiveness of current and new offerings and generated free cash flow of $54.2 million.
Dr. Fusen Chen, Kulicke & Soffa's President and Chief Executive Officer, stated, “Nearly all of our businesses experienced demand improvements sequentially through the September quarter, and have improved materially since the March quarter. In parallel, we have also made meaningful progress in expanding our served markets through customer acceptance and ongoing traction of our multiple advanced packaging offerings, including PIXALUXTM, our mini and microLED solution.”

Fiscal Year 2019 Financial Highlights

•	Net revenue of $540.1 million.

•	Gross margin of 47.1%.

•	Net income of $11.7 million or 0.18 per share; non-GAAP net income of $30.1 million or $0.46 per share.

•	The Company repurchased a total of 4.7 million shares of common stock at a cost of $100.5 million.

Fourth Quarter Fiscal 2019 Financial Highlights

•	Net revenue of $139.8 million.

•	Gross margin of 46.8%.

•	Net income of $6.4 million or 0.10 per share; non-GAAP net income of $9.3 million or $0.14 per share.

•	Cash, cash equivalents, and short-term investments, net of bank overdraft were $532.3 million as of September 28, 2019.

First Quarter Fiscal 2020 Outlook
The Company currently expects net revenue in the first fiscal quarter of 2020 ending December 28, 2019 to be approximately $130 million to $150 million. Over the past 5 years, December quarter sales have averaged a 14% sequential revenue decline over the September quarter.
Looking forward, Dr. Fusen Chen commented, "Considering demand improvements within our core business, market traction within our newly developed products, and ongoing customer engagement within our growing base of Advanced Packaging solutions, we are increasingly optimistic as we look ahead into fiscal year 2020.”

Earnings Conference Call Details
A conference call to discuss these results will be held today, November 14, 2019, beginning at 6:00pm EST. To access the conference call, interested parties may call +1-877-407-8037 or internationally +1-201-689-8037. A live webcast will also be available at investor.kns.com.
A replay will be available from approximately one hour after the completion of the call through November 21st by calling toll-free +1-877-660-6853 or internationally +1-201-612-7415 and using the replay ID number of 13694867. A webcast replay will also be available at investor.kns.com.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, goodwill impairment, costs associated with restructuring, income tax expense related to the Tax Cuts and Jobs Act of 2017 as well as tax benefits or expense associated with the foregoing non-GAAP items. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results.  The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.
Management uses both U.S. GAAP metrics as well as non-GAAP operating income, operating margin, net income, net margin and net income per diluted share to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibit.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is a leading provider of semiconductor and electronic assembly solutions serving the global automotive, consumer, communications, computing and industrial markets. Founded in 1951, K&S prides itself on establishing foundations for technological advancement - creating pioneering interconnect solutions that enable performance improvements, power efficiency, form-factor reductions and assembly excellence of current and next-generation semiconductor devices.
Leveraging decades of development proficiency and extensive process technology expertise, Kulicke & Soffa’s expanding portfolio provides equipment solutions, aftermarket products and services supporting a comprehensive set of interconnect technologies including wire bonding, advanced packaging, lithography, and electronics assembly. Dedicated to empowering technological discovery, always, K&S collaborates with customers and technology partners to push the boundaries of possibility, enabling a smarter future (www.kns.com).
Caution Concerning Results and Forward Looking Statements
In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to our future expected dividend payouts and growth opportunities. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: the risk that the Company fails to meet its operational and financial targets in order to adhere to its dividend policy; the risk that customer orders already received may be postponed or canceled, generally without charges; the risk that anticipated customer orders may not materialize; the risk that our suppliers may not be able to meet our demands on a timely basis; the volatility in the demand for semiconductors and our products and services; the risk that identified market opportunities may not grow or developed as we anticipated; volatile global economic conditions, which could result in, among other things, sharply lower demand for products containing semiconductors and for the Company’s products, and disruption of capital and credit markets; the risk of failure to successfully manage our operations; the possibility that we may need to impair the carrying value of goodwill and/or intangibles established in connection with one or more of our prior acquisitions; acts of terrorism and violence; risks, such as changes in trade regulations, currency fluctuations, political instability and war, which may be associated with a substantial non-U.S. customer and supplier base and substantial non-U.S. manufacturing operations; the impact of changes in tax law; the risk that the Company will not identify suitable acquisition opportunities or that any acquisitions will not be successful; the risk that the Company fails to timely remediate the material weaknesses identified in the Company’s internal controls over financial reporting or that new material weaknesses or significant deficiencies emerge; and the factors listed or discussed in Kulicke and Soffa Industries, Inc. 2018 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Kulicke & Soffa Industries, Inc.
Joseph Elgindy
Investor Relations & Strategic Initiatives
P: +1-215-784-7518
F: +1-215-784-6180

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Twelve months ended
	September 28, 2019	September 29, 2018	September 28, 2019	September 29, 2018
Net revenue	$139,827	$184,824	$540,052	$889,121
Cost of sales	74,389	99,001	285,462	479,680
Gross profit	65,438	85,823	254,590	409,441

Operating expenses:
Selling, general and administrative	25,723	27,854	107,785	113,338
Research and development	28,560	30,740	116,169	119,621
Amortization of intangible assets	1,823	1,899	7,412	7,826
Restructuring	1,639	756	1,614	2,024
Total operating expenses	57,745	61,249	232,980	242,809
Income from operations	7,693	24,574	21,610	166,632
Other income / (expense):
Interest income	3,485	3,551	15,132	11,971
Interest expense	(918)	(255)	(2,055)	(1,054)
Income before income taxes	10,260	27,870	34,687	177,549
Income tax expense / (benefit)	3,804	(1,750)	22,910	120,744
Share of results of equity-method investee, net of tax	52	(15)	124	129
Net income	$6,404	$29,635	$11,653	$56,676

Net income per share:
Basic	$0.10	$0.44	$0.18	$0.82
Diluted	$0.10	$0.43	$0.18	$0.80

Cash dividends declared per share	$0.12	$0.12	$0.48	$0.24

Weighted average shares outstanding:
Basic	63,401	67,462	65,286	69,380
Diluted	64,251	68,675	65,948	70,419

	Three months ended		Twelve months ended
Supplemental financial data:	September 28, 2019	September 29, 2018	September 28, 2019	September 29, 2018
Depreciation and amortization	$5,303	$4,852	$20,304	$19,015
Capital expenditures	2,517	3,960	11,829	20,441
Equity-based compensation expense:
Cost of sales	161	131	632	515
Selling, general and administrative	2,632	2,671	10,503	8,548
Research and development	767	659	3,197	2,622
Total equity-based compensation expense	$3,560	$3,461	$14,332	$11,685

	As of
	September 28, 2019	September 29, 2018
Backlog of orders [1]	$104,711	$141,665
Number of employees	2,614	2,912

1.	Represents customer purchase commitments. While the Company believes these orders are firm, they are generally cancellable by customers without penalty.

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	September 28, 2019	September 29, 2018
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$364,184	$320,630
Restricted cash	—	518
Short-term investments	229,000	293,000
Accounts and notes receivable, net of allowance for doubtful accounts of $597 and $385 respectively	195,830	243,373
Inventories, net	89,308	115,191
Prepaid expenses and other current assets	15,429	14,561
TOTAL CURRENT ASSETS	893,751	987,273

Property, plant and equipment, net	72,370	76,067
Goodwill	55,691	56,550
Intangible assets, net	42,651	52,871
Deferred income taxes	6,409	9,017
Equity investments	6,250	1,373
Other assets	2,494	2,589
TOTAL ASSETS	$1,079,616	$1,185,740

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Short term debt	$60,904	$—
Accounts payable	36,711	48,527
Accrued expenses and other current liabilities	64,533	105,978
Income taxes payable	12,494	19,571
TOTAL CURRENT LIABILITIES	174,642	174,076

Financing obligation	14,207	15,187
Deferred income taxes	32,054	25,591
Income taxes payable	80,290	81,491
Other liabilities	9,360	9,188
TOTAL LIABILITIES	310,553	305,533

SHAREHOLDERS' EQUITY
Common stock, no par value	533,590	519,244
Treasury stock, at cost	(349,212)	(248,664)
Retained earnings	594,625	613,529
Accumulated other comprehensive loss	(9,940)	(3,902)
TOTAL SHAREHOLDERS' EQUITY	$769,063	$880,207

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,079,616	$1,185,740

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Twelve months ended
	September 28, 2019	September 29, 2018	September 28, 2019	September 29, 2018
Net cash (used in)/provided by operating activities	$(17,214)	$29,656	$65,967	$123,499
Net cash provided /(used in) by investing activities, continuing operations	17,094	(39,344)	47,468	(96,871)
Net cash (used in) /provided by financing activities, continuing operations	(32,567)	(33,330)	(71,318)	(99,135)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	859	966	919	715
Changes in cash, cash equivalents and restricted cash	(31,828)	(42,052)	43,036	(71,792)
Cash, cash equivalents and restricted cash, beginning of period	396,012	363,200	321,148	392,940
Cash, cash equivalents and restricted cash, end of period	$364,184	$321,148	$364,184	$321,148

Short-term investments	229,000	293,000	229,000	293,000
Total cash, cash equivalents, restricted cash and short-term investments	$593,184	$614,148	$593,184	$614,148

Reconciliation of U.S. GAAP Income from Operating
to Non-GAAP Income from Operation and Operating Margin
(In thousands, except percentages)
(unaudited)

	Three months ended
	September 28, 2019	September 29, 2018	June 29, 2019
Net revenue	$139,827	$184,824	$127,109
U.S. GAAP income from operations	7,693	24,574	1,827
U.S. GAAP operating margin	5.5%	13.3%	1.4%

Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	$1,823	$1,899	$1,843
Restructuring	1,639	756	587
Non-GAAP income from operations	$11,155	$27,229	$4,257
Non-GAAP operating margin	8.0%	14.7%	3.3%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and
U.S. GAAP net income per share to Non-GAAP net income per share
(in thousands, except per share data)
(unaudited)

	Twelve months ended	Three months ended
	September 28, 2019	September 28, 2019	September 29, 2018	June 29, 2019
Net revenue	$540,052	$139,827	$184,824	$127,109
U.S. GAAP net income	11,653	6,404	29,635	1,287
U.S. GAAP net margin	2.2%	4.6%	16.0%	1.0%

Non-GAAP adjustments:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	$7,412	$1,823	$1,899	1,843
Restructuring	1,614	1,639	756	587
Income tax expense- Tax Reform	9,911	(300)	(1,137)	—
Net income tax (benefit)/expense on non-GAAP items	(465)	(250)	44	(102)
Total non-GAAP adjustments	18,472	2,912	1,562	2,328
Non-GAAP net income	30,125	9,316	31,197	3,615
Non-GAAP net margin	5.6%	6.7%	16.9%	2.8%

U.S. GAAP net income per share:
Basic	0.18	0.10	0.44	0.02
Diluted(a)	0.18	0.10	0.43	0.02

Non-GAAP adjustments per share:(b)
Basic	0.28	0.05	0.02	0.04
Diluted	0.28	0.04	0.02	0.04

Non-GAAP net income per share:
Basic	$0.46	$0.15	$0.46	$0.06
Diluted(c)	$0.46	$0.14	$0.45	$0.06

Weighted average shares outstanding:
Basic	65,286	63,401	67,462	64,683
Diluted(b)	65,948	64,251	68,675	65,431
Net revenue

(a)
GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options, but that effect is excluded when calculating GAAP diluted net (loss) per share because it would be anti-dilutive.

(b)
Non-GAAP adjustments per share includes amortization related to intangible assets acquired through business combinations, costs associated with restructuring, income tax expense related to the Tax Cuts and Jobs Act of 2017 as well as tax benefits or expense associated with the foregoing non-GAAP items.

(c)	Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options.